UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 1, 2010

WHITNEY HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Louisiana	0-1026	72-6017893
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

      228 St. Charles Avenue, New Orleans, Louisiana 70130
(Addresses of Principal Executive Offices, including Zip Code)

                (504) 586-7272
(Registrant’s Telephone Number, including Area Code)

___________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Whitney Holding Corporation will make a presentation at the Stifel Nicolaus Bank & Thrift Conference in New York on Tuesday, November 2, 2010, beginning at 9:50 a.m., Eastern Time.  Interested parties may access a live listen-only webcast of the presentation through the Investor Relations section of our website at http://www.whitneybank.com. The presentation will be archived for 90 days following the conference.  A copy of the visual presentation is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Visual Presentation by Whitney Holding Corporation at the Stifel Nicolaus Bank & Thrift Conference, Tuesday, November 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITNEY HOLDING CORPORATION

By:	/s/ Thomas L. Callicutt, Jr._______
Thomas L. Callicutt, Jr.
Senior Executive Vice President
and Chief Financial Officer

Date:  November 1, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Visual Presentation by Whitney Holding Corporation at the Stifel Nicolaus Bank & Thrift Conference, Tuesday, November 2, 2010.